Exhibit 99.1

CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Third-Quarter 2019 Results

CINCINNATI, October 29, 2019—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2019, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 8.2% to $481 million
•	GAAP Diluted Earnings-per-Share (EPS) of $3.56, an increase of 16.3%
•	Adjusted Diluted EPS of $3.46, an increase of 12.7%

VITAS segment operating results:

•	Net Patient Revenue of $322 million, an increase of 6.6%
•	Average Daily Census (ADC) of 19,086, an increase of 6.3%
•	Admissions of 17,131, an increase of 4.4%
•	Net Income, excluding certain discrete items, of $40.4 million, an increase of 10.9%
•	Adjusted EBITDA, excluding Medicare Cap, of $54.3 million, an increase of 6.7%

Roto-Rooter segment operating results:

•	Revenue of $159 million, an increase of 11.6%
•	Net Income, excluding certain discrete items, of $28.8 million, an increase of 16.6%
•	Adjusted EBITDA of $39.8 million, an increase of 17.0%
•	Adjusted EBITDA margin of 25.0%, an increase of 116-basis points

VITAS

VITAS net revenue was $322 million in the third quarter of 2019, which is an increase of 6.6%, when compared to the prior-year period.  This revenue increase is comprised primarily of a geographically weighted average Medicare reimbursement rate increase of approximately 0.5%, a 6.3% increase in days-of-care and a reduction in the Medicare Cap billing limitation that increased revenue 0.2%.  This growth was partially offset by acuity mix shift, fluctuations in net room and board and contractual adjustments, the combination of which negatively impacted revenue growth approximately 0.4%, when compared to the prior-year period.

In the third quarter of 2019, VITAS accrued $1.3 million in Medicare Cap billing limitations.  This compares favorably to the prior-year Medicare Cap billing limitation of $2.0 million. At September 30, 2019, VITAS had 30 Medicare provider numbers, three of which have an estimated fiscal 2019 Medicare Cap billing limitation liability of approximately $9.6 million.

Of VITAS’ 30 Medicare provider numbers, 23 provider numbers have a Medicare Cap cushion of 10% or greater, one provider number has a cap cushion between 5% and 10%, three provider numbers have a cap cushion between 0% and 5%, and three provider numbers have a fiscal 2019 Medicare Cap billing limitation.

Average revenue per patient per day in the quarter was $188.02, which is 0.4% above the prior-year period. Reimbursement for routine home care and high acuity care averaged $164.39 and $755.38, respectively.  During the quarter, high acuity days-of-care were 4.0% of total days of care, 7-basis points less than the prior-year quarter.

The third quarter of 2019 gross margin, excluding Medicare Cap, was 23.4%, which is a 9-basis point margin improvement when compared to the third quarter of 2018.

Selling, general and administrative expense was $22.0 million in the third quarter of 2019, which is an increase of 7.7% compared to the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $54.3 million in the quarter, an increase of 6.7%.  Adjusted EBITDA margin, excluding Medicare Cap, was 16.8% in the quarter, which is a 5-basis point margin improvement when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $159 million for the third quarter of 2019, an increase of $16.5 million, or 11.6%, over the prior-year quarter.  Revenue from the water restoration service segment totaled $25.7 million, an increase of 3.0%, when compared to the prior-year quarter.  Approximately 90% of the water restoration revenue is generated from residential customers and the remaining 10% is generated from commercial accounts.

Commercial drain cleaning revenue increased 16.5%, commercial plumbing and excavation increased 24.9%, and commercial water restoration increased 3.1%.  Overall, commercial revenue increased 19.3%.

Residential drain cleaning increased 9.8%, plumbing and excavation increased 7.0%, and residential water restoration increased 2.9%.  Aggregate residential sales increased 6.5%.

Roto-Rooter’s gross margin in the quarter was 49.2%, a slight increase when compared to the third quarter of 2018.  Adjusted EBITDA in the third quarter of 2019 totaled $39.8 million, an increase of 17.0%.  The Adjusted EBITDA margin in the quarter was 25.0% which is a 116-basis point margin expansion over the prior year.

Chemed Consolidated

As of September 30, 2019, Chemed had total cash and cash equivalents of $9 million and debt of $130 million.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points.  At September 30, 2019, the Company had approximately $282 million of undrawn borrowing capacity under this credit agreement.

The Company did not purchase any shares during the third quarter of 2019.  As of September 30, 2019, there was approximately $125 million of remaining share repurchase authorization under this share repurchase program.

Chemed restarted its share repurchase program in 2007.  Since that time Chemed has repurchased over 14 million shares, aggregating approximately $1.2 billion at an average share cost of $84.76.  Including dividends over this period, Chemed has returned approximately $1.4 billion to shareholders.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday, October 30, 2019, to discuss the Company's quarterly results and to provide an update on its business.  The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants.  The Conference ID is 5229315.  A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion.  It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call.  The replay Conference ID is 5229315.  An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 19,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

###

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Service revenues and sales	480,613	$444,151	$1,416,231	$1,325,140
Cost of services provided and goods sold	328,183	305,312	973,771	915,589
Selling, general and administrative expenses (aa)	76,836	67,177	222,421	204,474
Depreciation	10,147	9,657	29,744	28,642
Amortization	441	35	1,366	96
Other operating expenses	78	257	9,001	88
Total costs and expenses	415,685	382,438	1,236,303	1,148,889
Income from operations	64,928	61,713	179,928	176,251
Interest expense	(1,041)	(1,082)	(3,402)	(3,813)
Other income--net (bb)	3,036	2,300	5,488	4,356
Income before income taxes	66,923	62,931	182,014	176,794
Income taxes	(7,976)	(11,682)	(27,671)	(25,578)
Net income	$58,947	$51,249	$154,343	$151,216
Earnings Per Share
Net income	$3.69	$3.19	$9.68	$9.41
Average number of shares outstanding	15,970	16,074	15,952	16,070
Diluted Earnings Per Share
Net income	$3.56	$3.06	$9.35	$8.98
Average number of shares outstanding	16,555	16,772	16,514	16,830

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
SG&A expenses before long-term incentive compensation and the impact of market value adjustments related to deferred compensation plans	$72,273	$63,754	$212,775	$196,271
Market value adjustments related to deferred compensation trusts	2,886	2,189	5,094	3,827
Long-term incentive compensation	1,677	1,234	4,552	4,376
Total SG&A expenses	$76,836	$67,177	$222,421	$204,474

(bb) Other income--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Market value adjustments related to deferred compensation trusts	$2,886	$2,189	$5,094	$3,827
Interest income	173	111	387	529
Other	(23)	-	7	-
Total other income--net	$3,036	$2,300	$5,488	$4,356

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	September 30,
	2019	2018
Assets
Current assets
Cash and cash equivalents	$9,066	$67,459
Accounts receivable less allowances	114,480	108,999
Inventories	7,354	5,763
Prepaid income taxes	10,745	6,039
Prepaid expenses	26,150	17,610
Total current assets	167,795	205,870
Investments of deferred compensation plans held in trust	73,714	70,237
Properties and equipment, at cost less accumulated depreciation	172,932	154,434
Lease right of use asset	103,286	-
Identifiable intangible assets less accumulated amortization	129,276	56,649
Goodwill	576,600	483,281
Other assets	8,982	8,653
Total Assets	$1,232,585	$979,124
Liabilities
Current liabilities
Accounts payable	$44,027	$36,977
Accrued insurance	47,726	43,503
Accrued compensation	75,208	70,687
Accrued legal	7,283	1,423
Short-term lease liability	33,761	-
Other current liabilities	43,496	27,608
Total current liabilities	251,501	180,198
Deferred income taxes	15,512	15,293
Long-term debt	130,000	130,000
Deferred compensation liabilities	73,335	68,492
Long-term lease liability	82,012	-
Other liabilities	7,845	16,988
Total Liabilities	560,205	410,971
Stockholders' Equity
Capital stock	35,738	35,211
Paid-in capital	841,837	755,263
Retained earnings	1,365,303	1,175,949
Treasury stock, at cost	(1,572,844)	(1,400,577)
Deferred compensation payable in Company stock	2,346	2,307
Total Stockholders' Equity	672,380	568,153
Total Liabilities and Stockholders' Equity	$1,232,585	$979,124

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash Flows from Operating Activities
Net income	$154,343	$151,216
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	31,110	28,738
Stock option expense	10,729	9,360
Benefit for deferred income taxes	(6,085)	(1,344)
Litigation settlement	6,000	-
Noncash long-term incentive compensation	4,184	4,176
Asset impairment loss	2,266	-
Noncash directors' compensation	767	766
Amortization of debt issuance costs	229	361
Amortization of restricted stock awards	-	446
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease in accounts receivable	10,558	4,637
Increase in inventories	(1,649)	(429)
Increase in prepaid expenses	(6,836)	(1,518)
Increase in accounts payable and
other current liabilities	28,622	12,182
Change in current income taxes	(81)	23,858
Net change in lease assets and liabilities	1,311	-
Increase in other assets	(8,145)	(9,441)
Increase in other liabilities	9,045	7,190
Other sources	1,277	410
Net cash provided by operating activities	237,645	230,608
Cash Flows from Investing Activities
Business combinations, net of cash acquired	(138,010)	(12,875)
Capital expenditures	(39,753)	(36,554)
Other sources	101	480
Net cash used by investing activities	(177,662)	(48,949)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	400,700	428,150
Payments on revolving line of credit	(359,900)	(324,350)
Purchases of treasury stock	(71,926)	(121,976)
Capital stock surrendered to pay taxes on stock-based compensation	(26,108)	(24,763)
Proceeds from exercise of stock options	23,383	23,079
Dividends paid	(14,657)	(13,850)
Change in cash overdrafts payable	(7,535)	(15,307)
Payments on other long-term debt	-	(75,000)
Debt issuance costs	-	(985)
Other sources/(uses)	295	(319)
Net cash used by financing activities	(55,748)	(125,321)
Increase in Cash and Cash Equivalents	4,235	56,338
Cash and cash equivalents at beginning of year	4,831	11,121
Cash and cash equivalents at end of year	$9,066	$67,459

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Service revenues and sales (a)	$321,748	$158,865	$-	$480,613
Cost of services provided and goods sold	247,551	80,632	-	328,183
Selling, general and administrative expenses (a)	21,965	41,758	13,113	76,836
Depreciation	5,105	5,003	39	10,147
Amortization	18	423	-	441
Other operating expense/(income)	97	(19)	-	78
Total costs and expenses	274,736	127,797	13,152	415,685
Income/(loss) from operations	47,012	31,068	(13,152)	64,928
Interest expense	(48)	(80)	(913)	(1,041)
Intercompany interest income/(expense)	4,618	2,234	(6,852)	-
Other income—net	121	31	2,884	3,036
Income/(loss) before income taxes	51,703	33,253	(18,033)	66,923
Income taxes (a)	(11,930)	(7,113)	11,067	(7,976)
Net income/(loss)	$39,773	$26,140	$(6,966)	$58,947

2018
Service revenues and sales (b)	$301,764	$142,387	$-	$444,151
Cost of services provided and goods sold	233,006	72,306	-	305,312
Selling, general and administrative expenses (b)	20,394	36,112	10,671	67,177
Depreciation	4,905	4,712	40	9,657
Amortization	-	35	-	35
Other operating expense	100	157	-	257
Total costs and expenses	258,405	113,322	10,711	382,438
Income/(loss) from operations	43,359	29,065	(10,711)	61,713
Interest expense	(49)	(71)	(962)	(1,082)
Intercompany interest income/(expense)	3,306	1,814	(5,120)	-
Other income—net	89	22	2,189	2,300
Income/(loss) before income taxes	46,705	30,830	(14,604)	62,931
Income taxes (b)	(10,784)	(6,267)	5,369	(11,682)
Net income/(loss)	$35,921	$24,563	$(9,235)	$51,249

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Service revenues and sales (a)	$941,279	$474,952	$-	$1,416,231
Cost of services provided and goods sold	728,397	245,374	-	973,771
Selling, general and administrative expenses (a)	65,182	120,736	36,503	222,421
Depreciation	14,644	14,983	117	29,744
Amortization	53	1,313	-	1,366
Other operating expense (a)	6,521	214	2,266	9,001
Total costs and expenses	814,797	382,620	38,886	1,236,303
Income/(loss) from operations	126,482	92,332	(38,886)	179,928
Interest expense	(150)	(273)	(2,979)	(3,402)
Intercompany interest income/(expense)	13,395	6,609	(20,004)	-
Other income—net	309	86	5,093	5,488
Income/(loss) before income taxes	140,036	98,754	(56,776)	182,014
Income taxes (a)	(33,636)	(22,452)	28,417	(27,671)
Net income/(loss)	$106,400	$76,302	$(28,359)	$154,343

2018
Service revenues and sales (b)	$890,577	$434,563	$-	$1,325,140
Cost of services provided and goods sold	693,335	222,254	-	915,589
Selling, general and administrative expenses (b)	61,606	108,120	34,748	204,474
Depreciation	14,753	13,782	107	28,642
Amortization	-	96	-	96
Other operating expense (b)	16	72	-	88
Total costs and expenses	769,710	344,324	34,855	1,148,889
Income/(loss) from operations	120,867	90,239	(34,855)	176,251
Interest expense	(153)	(255)	(3,405)	(3,813)
Intercompany interest income/(expense)	9,524	5,231	(14,755)	-
Other income—net	469	60	3,827	4,356
Income/(loss) before income taxes	130,707	95,275	(49,188)	176,794
Income taxes (b)	(30,987)	(22,476)	27,885	(25,578)
Net income/(loss)	$99,720	$72,799	$(21,303)	$151,216

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Net income/(loss)	$39,773	$26,140	$(6,966)	$58,947
Add/(deduct):
Interest expense	48	80	913	1,041
Income taxes	11,930	7,113	(11,067)	7,976
Depreciation	5,105	5,003	39	10,147
Amortization	18	423	-	441
EBITDA	56,874	38,759	(17,081)	78,552
Add/(deduct):
Intercompany interest expense/(income)	(4,618)	(2,234)	6,852	-
Interest income	(139)	(34)	-	(173)
Acquisition expense	-	3,281	-	3,281
Stock option expense	-	-	2,711	2,711
Long-term incentive compensation	-	-	1,677	1,677
Medicare cap sequestration adjustment	859	-	-	859
Adjusted EBITDA	$52,976	$39,772	$(5,841)	$86,907

2018
Net income/(loss)	$35,921	$24,563	$(9,235)	$51,249
Add/(deduct):
Interest expense	49	71	962	1,082
Income taxes	10,784	6,267	(5,369)	11,682
Depreciation	4,905	4,712	40	9,657
Amortization	-	35	-	35
EBITDA	51,659	35,648	(13,602)	73,705
Add/(deduct):
Intercompany interest expense/(income)	(3,306)	(1,814)	5,120	-
Interest income	(88)	(23)	-	(111)
Medicare cap sequestration adjustment	503	-	-	503
Acquisition expense	177	177	-	354
Stock option expense	-	-	2,055	2,055
Long-term incentive compensation	-	-	1,234	1,234
Adjusted EBITDA	$48,945	$33,988	$(5,193)	$77,740

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Net income/(loss)	$106,400	$76,302	$(28,359)	$154,343
Add/(deduct):
Interest expense	150	273	2,979	3,402
Income taxes	33,636	22,452	(28,417)	27,671
Depreciation	14,644	14,983	117	29,744
Amortization	53	1,313	-	1,366
EBITDA	154,883	115,323	(53,680)	216,526
Add/(deduct):
Intercompany interest expense/(income)	(13,395)	(6,609)	20,004	-
Interest income	(296)	(91)	-	(387)
Stock option expense	-	-	10,729	10,729
Litigation settlement	6,000	-	-	6,000
Long-term incentive compensation	-	-	4,552	4,552
Acquisition Expense	-	3,377	120	3,497
Medicare cap sequestration adjustment	3,063	-	-	3,063
Impairment loss on transportation equipment	-	-	2,266	2,266
Non cash ASC 842 expenses/(benefit)	656	55	(163)	548
Adjusted EBITDA	$150,911	$112,055	$(16,172)	$246,794

2018
Net income/(loss)	$99,720	$72,799	$(21,303)	$151,216
Add/(deduct):
Interest expense	153	255	3,405	3,813
Income taxes	30,987	22,476	(27,885)	25,578
Depreciation	14,753	13,782	107	28,642
Amortization	-	96	-	96
EBITDA	145,613	109,408	(45,676)	209,345
Add/(deduct):
Intercompany interest expense/(income)	(9,524)	(5,231)	14,755	-
Interest income	(468)	(60)	-	(528)
Stock option expense	-	-	9,360	9,360
Long-term incentive compensation	-	-	4,376	4,376
Medicare cap sequestration adjustment	1,040	-	-	1,040
Amortization of stock awards	107	100	239	446
Acquisition expense	177	177	-	354
Litigation settlement	(204)	-	-	(204)
Adjusted EBITDA	$136,741	$104,394	$(16,946)	$224,189

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net income as reported	$58,947	$51,249	$154,343	$151,216
Add/(deduct) pre-tax cost of:
Stock option expense	2,711	2,055	10,729	9,360
Litigation settlement	-	-	6,000	(204)
Long-term incentive compensation	1,677	1,234	4,552	4,376
Acquisition expense	3,281	354	3,497	354
Medicare cap sequestration adjustments	859	503	3,063	1,040
Impairment loss on transportation equipment	-	-	2,266	-
Amortization of acquired and cancelled franchise agreements	331	-	1,103	-
Non cash ASC 842 expenses	-	-	548	-
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(1,801)	(821)	(6,761)	(3,059)
Excess tax benefits on stock compensation	(8,792)	(3,118)	(18,737)	(18,618)
Adjusted net income	$57,213	$51,456	$160,603	$144,465
Diluted Earnings Per Share As Reported
Net income	$3.56	$3.06	$9.35	$8.98
Average number of shares outstanding	16,555	16,772	16,514	16,830
Adjusted Diluted Earnings Per Share
Adjusted net income	$3.46	$3.07	$9.73	$8.58
Average number of shares outstanding	16,555	16,772	16,514	16,830

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING STATISTICS	2019	2018	2019	2018
Net revenue ($000) (c)
Homecare	$274,746	$257,134	$800,059	$748,546
Inpatient	23,599	19,617	69,063	61,803
Continuous care	29,446	30,385	92,476	91,664
Other	2,356	2,104	6,598	5,844
Subtotal	$330,147	$309,240	$968,196	$907,857
Room and board, net	(2,846)	(2,569)	(8,098)	(7,863)
Contractual allowances	(4,236)	(2,957)	(10,904)	(8,749)
Medicare cap allowance	(1,317)	(1,950)	(7,915)	(668)
Net Revenue	$321,748	$301,764	$941,279	$890,577
Net revenue as a percent of total before Medicare cap allowance
Homecare	83.2%	83.2%	82.6%	82.5%
Inpatient	7.1	6.3	7.1	6.8
Continuous care	8.9	9.8	9.6	10.1
Other	0.8	0.7	0.7	0.6
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.9)	(0.8)	(0.8)	(0.9)
Contractual allowances	(1.3)	(1.0)	(1.2)	(1.0)
Medicare cap allowance	(0.4)	(0.6)	(0.8)	(0.1)
Net Revenue	97.4%	97.6%	97.2%	98.0%
Average daily census ("ADC") (days)
Homecare	14,799	13,791	14,510	13,515
Nursing home	3,483	3,402	3,374	3,298
Routine homecare	18,282	17,193	17,884	16,813
Inpatient	373	313	363	328
Continuous care	431	451	460	466
Total	19,086	17,957	18,707	17,607

Total Admissions	17,131	16,403	52,380	51,540
Total Discharges	16,915	16,171	51,274	50,234
Average length of stay (days)	92.6	90.0	91.6	89.0
Median length of stay (days)	17.0	18.0	16.0	16.0
ADC by major diagnosis
Cerebro	35.7%	36.2%	35.9%	36.5%
Neurological	20.7	18.8	20.4	18.7
Cancer	12.9	13.8	12.9	13.8
Cardio	16.6	16.4	16.7	16.4
Respiratory	8.1	8.1	8.1	8.1
Other	6.0	6.7	6.0	6.5
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	21.1%	21.1%	20.8%	21.9%
Neurological	12.7	11.6	12.6	11.3
Cancer	30.5	31.5	29.2	30.0
Cardio	14.8	14.7	15.7	15.3
Respiratory	10.2	10.3	11.3	11.0
Other	10.7	10.8	10.4	10.5
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.3%	1.0%	1.1%	1.0%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	32.7	36.0	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	21.0	22.8	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(unaudited)

(a)	Included in the results of operations for 2019 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2019
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(859)	$-	$-	$(859)
	Selling, general and administrative expenses:
	Acquisition expense	-	(3,281)	-	(3,281)
	Stock option expense	-	-	(2,711)	(2,711)
	Long-term incentive compensation	-	-	(1,677)	(1,677)
	Amortization of acquired and cancelled franchise agreements	-	(331)	-	(331)
	Pretax impact on earnings	(859)	(3,612)	(4,388)	(8,859)
	Excess tax benefits on stock compensation	-	-	8,792	8,792
	Income tax benefit on the above	220	957	624	1,801
	After-tax impact on earnings	$(639)	$(2,655)	$5,028	$1,734

		Nine Months Ended September 30, 2019
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(3,063)	$-	$-	$(3,063)
	Selling, general and administrative expenses:
	Stock option expense	-	-	(10,729)	(10,729)
	Long-term incentive compensation	-	-	(4,552)	(4,552)
	Acquisition expense	-	(3,377)	(120)	(3,497)
	Amortization of acquired and cancelled franchise agreements	-	(1,103)	-	(1,103)
	Non cash ASC 842 (expenses)/benefit	(656)	(55)	163	(548)
	Other operating expenses:
	Litigation settlement	(6,000)	-	-	(6,000)
	Impairment loss on transportation equipment	-	-	(2,266)	(2,266)
	Pretax impact on earnings	(9,719)	(4,535)	(17,504)	(31,758)
	Excess tax benefits on stock compensation	-	-	18,737	18,737
	Income tax benefit on the above	2,474	1,202	3,085	6,761
	After-tax impact on earnings	$(7,245)	$(3,333)	$4,318	$(6,260)

(b)	Included in the results of operations for 2018 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2018
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(503)	$-	$-	$(503)
	Selling, general and administrative expenses:
	Stock option expense	-	-	(2,055)	(2,055)
	Long-term incentive compensation	-	-	(1,234)	(1,234)
	Acquisition expense	(177)	(177)	-	(354)
	Pretax impact on earnings	(680)	(177)	(3,289)	(4,146)
	Excess tax benefits on stock compensation	-	-	3,118	3,118
	Income tax benefit on the above	172	47	602	821
	After-tax impact on earnings	$(508)	$(130)	$431	$(207)

		Nine Months Ended September 30, 2018
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(1,040)	$-	$-	$(1,040)
	Selling, general and administrative expenses:
	Stock option expense	-	-	(9,360)	(9,360)
	Long-term incentive compensation	-	-	(4,376)	(4,376)
	Acquisition expense	(177)	(177)	-	(354)
	Other operating expenses:
	Litigation settlement	204	-	-	204
	Pretax impact on earnings	(1,013)	(177)	(13,736)	(14,926)
	Excess tax benefits on stock compensation	-	-	18,618	18,618
	Income tax benefit on the above	256	47	2,756	3,059
	After-tax impact on earnings	$(757)	$(130)	$7,638	$6,751

(c)

VITAS has 12 large (greater than 450 ADC), 19 medium (greater than 200 but less than 450 ADC) and 17 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, 24 provider numbers have a Medicare cap cushion of 5% or greater for the most recent twelve months, three provider numbers have a cap cushion between 0% and 5%, and three provider numbers have a Medicare cap liability.